Exhibit 10.1

SUBSCRIPTION AGREEMENT

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

CURAEGIS TECHNOLOGIES, INC.

1999 MT. READ BOULEVARD, BUILDING 3

ROCHESTER, NEW YORK 14615

RECITALS:

A.     The undersigned understands that CURAEGIS TECHNOLOGIES, INC., a corporation organized under the laws of New York (the “Company”), is offering an aggregate of up to [____________] shares of its common stock, par value $0.01 per share (the “Securities”) in a private placement. The undersigned further understands that the offering is being made without registration of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), or any securities law of any state of the United States or of any other jurisdiction, and is being made only to “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act).

B.     The undersigned has agreed to co-borrow with the Company; and, in connection with such co-borrowing, the undersigned and the Company are entering into in that certain Demand Note, dated [____________] (as amended from time to time, the “Note”), in favor of M&T Bank, with an original principal amount of $[____________].

PROVISIONS:

NOW THEREFORE, the undersigned and the Company hereby agree as follows:

1.	Subscription.

(a)    Securities. Subject to the terms and conditions hereof, the undersigned hereby irrevocably subscribes for those Securities set forth in Appendix A hereto for the aggregate purchase prices set forth in Appendix A, which are payable as described in Section 4 hereof. The undersigned acknowledges that the Securities will be subject to restrictions on transfer as set forth in this subscription agreement (this “Subscription Agreement”).

(b)    Co-Borrower Option Shares. On the basis of the representations, warranties and covenants herein, and the agreement of undersigned to co-borrow with the Company as described above, subject to the conditions herein:

(i)     the undersigned shall have the option (the “Co-Borrower Option”) to purchase, in whole or in part, up to that amount of Securities listed under the “Option Shares” column set forth in Appendix A (the “Option Shares”) from the Company at a price per share equal to [_____] per share (the “Option Purchase Price”);

(ii)    upon an exercise of the Co-Borrower Option and subject to the terms and conditions herein, the Company agrees to issue and sell the Option Shares to the undersigned;

(iii)    the undersigned may exercise the Co-Borrower Option by written notice to the Company (the “Option Exercise Notice”) during the period beginning on the date hereof and ending on the date that all indebtedness under the Note is paid in full (such period, the “Exercise Period”); provided, however, that in the event the Company consummates the sale of the Company’s Aegis Division or all or substantially all of the Company’ s pump and motor technology and related intellectual property (the determination of which date shall be made by the Company in its sole discretion), the Exercise Period shall end on the date that is [______] business days after the date the Company provides notice of such sale to the undersigned;

(iv)    the undersigned must provide the Option Exercise Notice to the Company no later than the last date of the Exercise Period;

(v)     the Option Exercise Notice shall set forth:

(A)	the aggregate number of Option Shares as to which the Co-Borrower Option is being exercised;

(B)	the aggregate Option Purchase Price; and

(C)	the names and denominations in which the certificates for the Option Shares are to be registered; and

(vi)    in the event the undersigned does not provide the Option Exercise Notice to the Company on or prior to the last date of the Exercise Period, the Co-Borrower Option shall expire automatically and be of no further force or effect.

2.     Acceptance of Subscription and Issuance of Securities. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the undersigned at the Initial Closing referred to in Section 3 hereof. Subscriptions need not be accepted in the order received, and the Securities may be allocated among subscribers. Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue any of the Securities to any person who is a resident of a jurisdiction in which the issuance of Securities to such person would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”).

3.     The Closings.

(a)   Initial Closing. The closing (the “Initial Closing”) of the purchase and sale of those Securities listed under the “Initial Shares” column set forth in Appendix A (the “Initial Shares”) will take place on [_____________________] (the “Initial Closing Date”) at the offices of the Company, at 1999 Mount Read Blvd., Building 3, Rochester, New York 14615, or remotely by exchange of electronic copies as the Company and the undersigned shall mutually agree.

(i)     At the Initial Closing, the Company shall deliver to the undersigned (against the undersigned’s deliveries set forth in Section 3(a)(ii)) the Initial Shares set forth on the signature page to this Agreement.

(ii)    At the Initial Closing, the undersigned shall deliver (against the Company’s deliveries set forth in Section 3(a)(i)):

 (A)     to the Company, the purchase price set forth under the “Initial Purchase Price” column in Appendix A, by check or wire transfer of immediately available funds to the account designated by the Company in writing for such purpose;

 (B)     to the Company, an Accredited Investor Questionnaire, completed and duly executed by the undersigned, together with the information specified therein necessary for the Company to verify that the undersigned is an “accredited investor” as defined in Regulation D under the Securities Act; and

 (C)     to M&T Bank, the Note, duly executed by the undersigned.

(b)    Option Closing. The closing (the “Option Closing” and, together with the Initial Closing, the “Closings”) of the purchase and sale of the Option Shares, if any, shall be effective as of the close of business on the date the Option Exercise Notice is duly delivered and will take place promptly after such date, at the offices of the Company, at 1999 Mount Read Blvd., Building 3, Rochester, New York 14615, or remotely by exchange of electronic copies as the Company and the undersigned shall mutually agree.

(i)     At the Option Closing, the Company shall deliver to the undersigned (against the undersigned’s deliveries set forth in Section 3(b)(ii)) the aggregate number of Option Shares as to which the Co-Borrower Option is being exercised.

(ii)     At the Option Closing, the undersigned shall deliver to the Company (against the Company’s deliveries set forth in Section 3(b)(i)):

  (A)     the aggregate Option Purchase Price, by check or wire transfer of immediately available funds to the account designated by the Company in writing for such purpose, corresponding to the Option Shares as to which the Co-Borrower Option is being exercised; and

  (B)     an Accredited Investor Questionnaire, completed and duly executed by the undersigned, together with the information specified therein necessary for the Company to verify that the undersigned is an “accredited investor” as defined in Regulation D under the Securities Act.

4.    Payment for Securities. Payment for the Securities shall be received by the Company from the undersigned by wire transfer of immediately available funds or other means approved by the Company at or prior to the Closings (including as set forth in Section 1 and Section 3), in the amounts as set forth in Appendix A hereto. The Company shall deliver certificates representing the Securities to the undersigned (or if shares of the Securities are uncertificated, cause the transfer agent for the Securities to issue and register such shares, in book-entry form, in the name of the undersigned and deliver evidence of such registration) at the Closings bearing an appropriate legend referring to the fact that the Securities were sold in reliance upon an exemption from registration under the Securities Act.

5.     Representations and Warranties of the Company. As of each of the Closings, the Company represents and warrants that:

(a)     The Company is duly incorporated and validly existing under the laws of New York, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

(b)     The Securities have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Subscription Agreement, will be validly issued, fully paid and nonassessable.

(c)     The Company has filed all reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) of the Exchange Act, for the two years preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed all reports, schedules, forms, statements and other documents required to be filed with the Securities and Exchange Commission (“SEC”) by the Company since December 31, 2018, through and including through the date hereof, with the SEC pursuant to the reporting requirements of the Exchange Act, including all exhibits included or incorporated by reference therein and financial statements and schedules thereto and documents included or incorporated by reference therein (the “SEC Reports”) prior to the expiration of any such extension. The SEC Reports incorporated by reference herein include without limitation the Form 10-K for the fiscal year ended December 31, 2018, including the audited financial statements included therein.

(d)     As of their respective dates, the SEC Reports or any amendments thereof, complied in all material respects with the requirements of the Exchange Act applicable to the SEC Reports, and none of the SEC Reports or to the extent such reports were amended, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)     As of their respective dates, except as set forth therein or in the notes thereto, the financial statements contained in the SEC Reports and the related notes (the “Financial Statements”) complied as to form in all material respects with all applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. The Financial Statements: (i) were prepared in accordance with GAAP, consistently applied during the periods involved (except (A) as may be otherwise indicated in the notes thereto or (B) in the case of unaudited interim statements, to the extent that they may not include footnotes, may be condensed or summary statements or may conform to the SEC’s rules and instructions for Reports on Form 10-Q), (ii) fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments) and (iii) are in all material respects in accordance with the books of account and records of the Company and its consolidated Subsidiaries (except as may be otherwise noted therein).

(f)     EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 5, THE COMPANY MAKES NO OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, IN RESPECT OF ANY OF ITS ASSETS, LIABILITIES OR OPERATIONS.

6.     Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants to and covenants with the Company that:

(a)     General.

  (i)    The undersigned has all requisite authority (and in the case of an individual, the capacity) to purchase the Securities, enter into this Subscription Agreement and to perform all the obligations required to be performed by the undersigned hereunder, and such purchase will not contravene any law, rule or regulation binding on the undersigned or any investment guideline or restriction applicable to the undersigned.

  (ii)    The undersigned is a resident of the state set forth on the signature page hereto and is not acquiring the Securities as a nominee or agent or otherwise for any other person.

  (iii)   The undersigned will comply with all applicable laws and regulations in effect in any jurisdiction in which the undersigned purchases or sells Securities and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the undersigned is subject or in which the undersigned makes such purchases or sales, and the Company shall have no responsibility therefor.

(b)     Information Concerning the Company.

  (i)     An investment in the Securities involves various risks, including the risks outlined in this Subscription Agreement. The undersigned is able to bear any loss associated with an investment in the Securities.

  (ii)   The undersigned is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment advice or as a recommendation to purchase the Securities. It is understood that information and explanations related to the terms and conditions of the Securities provided by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Securities, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the undersigned in deciding to invest in the Securities. The undersigned acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Securities for purposes of determining the undersigned’s authority to invest in the Securities.

  (iii)   The undersigned is familiar with the business and financial condition and operations of the Company. The undersigned has had access to such information concerning the Company and the Securities as the undersigned deems necessary to make an informed investment decision concerning the purchase of the Securities.

  (iv)   The undersigned understands that, unless the undersigned notifies the Company in writing to the contrary at or before the Closing, each of the undersigned’s representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of each of the Closings, taking into account all information received by the undersigned.

  (v)     The undersigned understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

(c)     Non-reliance.

  (i)     The undersigned is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Securities, it being understood that information and explanations related to the terms and conditions of the Securities and the Credit Facility shall not be considered investment advice or a recommendation to purchase the Securities.

  (ii)   The undersigned confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities or (B) made any representation to the undersigned regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities, the undersigned is not relying on the advice or recommendations of the Company and the undersigned has made his, her, or its (as applicable) own independent decision that the investment in the Securities is suitable and appropriate for the undersigned.

(d)     Status of Undersigned.

  (i)     The undersigned has such knowledge, skill and experience in business, financial and investment matters that the undersigned is capable of evaluating the merits and risks of an investment in the Securities. With the assistance of the undersigned’s own professional advisors, to the extent that the undersigned has deemed appropriate, the undersigned has made his, her, or its (as applicable) own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Securities and the consequences of this Subscription Agreement. The undersigned has considered the suitability of the Securities as an investment in light of the undersigned’s own circumstances and financial condition, and the undersigned is able to bear the risks associated with an investment in the Securities and its authority to invest in the Securities.

  (ii)    The undersigned is an “accredited investor” as defined in Rule 501(a) under the Securities Act. The undersigned agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities. The undersigned acknowledges that the undersigned has completed the Accredited Investor Questionnaire contained in Appendix B and that the information contained therein is complete and accurate as of the date thereof and is hereby affirmed as of the date hereof. Any information that has been furnished or that will be furnished by the undersigned to evidence its status as an accredited investor is accurate and complete, and does not contain any misrepresentation or material omission.

(e)     Restrictions on Transfer or Sale of Securities. As applies to the undersigned:

  (i)     The undersigned is acquiring the Securities solely for the undersigned’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities. The undersigned understands that the Securities have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the undersigned and of the other representations made by the undersigned in this Subscription Agreement. The undersigned understands that the Company is relying upon the representations and agreements contained in this Subscription Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

  (ii)    The undersigned understands that the Securities are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the U.S. Securities and Exchange Commission (the “Commission”) provide in substance that the undersigned may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the undersigned understands that the Company has no obligation or intention to register any of the Securities, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, the undersigned understands that under the Commission’s rules, the undersigned may dispose of the Securities principally only in “private placements” which are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of the undersigned. Consequently, the undersigned understands that the undersigned must bear the economic risks of the investment in the Securities for an indefinite period of time.

  (iii)    The undersigned agrees: (A) that the undersigned will not sell, assign, pledge, give, transfer or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Securities under the Securities Act and all applicable State Securities Laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws; (B) that the certificates representing the Securities will bear a legend making reference to the foregoing restrictions; and (C) that the Company and its affiliates shall not be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions.

  (iv)   The undersigned acknowledges that neither the Company nor any other person offered to sell the Securities to the undersigned by means of any form of general solicitation or advertising, including but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

  (v)     The undersigned has not engaged in any short sales of the Company’s common stock or instructed any third parties to engage in any short sales of the Company’s common stock on behalf of the undersigned prior to the Closings. The undersigned covenants and agrees that the undersigned will not be in a net short position with respect to the Company’s common stock. For purposes of this Section 6, a “net short position” means a sale of the Company’s common stock by the undersigned that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in the Company’s common stock held by the undersigned.

7.     Conditions to Obligations of the Undersigned and the Company. The obligations of the undersigned to purchase and pay for the Securities specified in Appendix A and of the Company to sell the Securities are subject to the satisfaction at or prior to the Closing of the following conditions precedent:

(a)     the representations and warranties of the Company contained in Section 5 hereof and of the undersigned contained in Section 6 hereof shall be true and correct as of each applicable Closing in all respects with the same effect as though such representations and warranties had been made as of such Closing;

(b)     the Company shall have obtained the consent of the Series C/C-2 Investors under that certain Amended and Restated Investors Rights Agreement made as of March 28, 2014 (the “Investors’ Rights Agreement”), by and among the Company and the Investors (as defined therein), to the sale and issuance of the Securities, and the waiver by such Series C/C-2 Investors of their rights of first refusal under the Investors Rights Agreement with respect to the sale and issuance of the Securities and such consent and waiver shall remain in full force and effect; and

(c)     No Proceeding (as defined below) shall be pending or, to the knowledge of Company, threatened by any third party or by or before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with the consummation of the transactions contemplated hereby.

8.     Obligations Irrevocable. The obligations of the undersigned shall be irrevocable.

9.     Indemnification. The undersigned hereby agrees to indemnify the Company, and the officers, directors, agents and employees thereof harmless against all liability, costs or expenses (including reasonable attorneys’ fees) arising by reason of or in connection with any misrepresentation or any breach of the representations and warranties of the Undersigned contained in this Agreement, or arising as a result of the sale or distribution of the Securities by the undersigned in violation of the Securities Act, the Exchange Act or any other applicable law, either federal or state.

10.     Company Covenants.

  (a)     The accrued interest payable under the Note shall be paid by the Company, not by the undersigned. In the event that any demands or claims are asserted by M&T Bank in respect of such accrued interest, and the undersigned satisfies any portion of such demands or claims pursuant to the Note, the undersigned shall be reimbursed therefor by the Company within five (5) days after making a demand for such reimbursement.

  (b)     No later than one (1) business day after the Option Closing, if any, the Company shall pay to M&T Bank, as repayment of indebtedness under the Note, an amount equal to the aggregate Option Purchase Price paid to the Company at the Option Closing.

11.     Legend. The certificates representing the Securities sold pursuant to this Subscription Agreement will be imprinted with a legend in substantially the following form:

  “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.”

12.     Waiver, Amendment. Neither this Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

13.     Assignability. Neither this Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the undersigned without the prior written consent of the other party.

14.     Waiver of Jury Trial. THE UNDERSIGNED IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT.

15.   Submission to Jurisdiction. With respect to any suit, action or proceeding relating to any offers, purchases or sales of the Securities by the undersigned (“Proceedings”), the undersigned irrevocably submits to the jurisdiction of the federal or state courts located in the City of Rochester, New York, which submission shall be exclusive unless none of such courts has lawful jurisdiction over such Proceedings.

16.     Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York.

17.    Section and Other Headings; Recitals. The section and other headings contained in this Subscription Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Subscription Agreement. However, the Recitals above are hereby incorporated into this Subscription Agreement by reference.

18.     Counterparts. This Subscription Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

19.     Notices. Any notice or other communication required or permitted under this Subscription Agreement shall be in writing and shall be deemed to have been duly given (a) upon personal delivery; or (b) on the third day following depositing the same in the United States mail, certified or registered, return receipt requested with postage prepaid, or (c) on the first day following delivery to a nationally recognized United States overnight courier service, fee prepaid, to the parties at their addresses set forth below: (or such other address as a party may designate by notice in accordance with this Section 19):

  if to the Company, to:

CurAegis Technologies, Inc.

1999 Mt. Read Boulevard, Building 3

Rochester, New York 14615

Attention: Chief Executive Officer

With a copy to (which shall not constitute notice):

Woods Oviatt Gilman LLP

1900 Bausch & Lomb Place

Rochester, NY 14604

Attention: Gordon E. Forth, Sean D. Jensen

  if to the undersigned, to the address set forth on the signature page to this Agreement.

20.     Binding Effect. The provisions of this Subscription Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

21.     Survival. All representations, warranties and covenants contained in this Subscription Agreement shall survive (a) the acceptance of the subscription by the Company and the Closing, and (b) the death or disability of the undersigned.

22.     Notification of Changes. The undersigned hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Securities pursuant to this Subscription Agreement which would cause any representation, warranty, or covenant of the undersigned contained in this Subscription Agreement to be false or incorrect.

23.     Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

24.     No Offer. This Agreement does not constitute an offer to any prospective purchaser of Securities, and no agreement exists or shall exist between the Company and any Purchaser, unless and until the Company and that Purchaser have exchanged the respective deliverables under Section 3(a) or Section 3(b).

25.    Further Assurances. At such time and from time to time on and after the date hereof upon request by the Purchasers or the undersigned, the other will execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, certificates and assurances that may be reasonably required for the conveying, transferring, assigning, delivering, purchasing and confirming to the undersigned or the Company all of the Securities or to otherwise carry out the purposes of this Subscription Agreement and the agreements, documents and instruments contemplated hereby.

26.     Counsel. Each party to this Subscription Agreement acknowledges that Woods Oviatt Gilman LLP acted solely as counsel to the Company in connection with this Subscription Agreement and the transactions contemplated hereby, and that he, she or it (as applicable) retained or had sufficient opportunity to retain independent legal counsel and other advisors in connection with this Subscription Agreement and the transactions contemplated hereby, including without limitation in connection with any documents, agreements, or other instruments required or requested by M&T Bank, or between the undersigned and M&T Bank, and the transactions contemplated thereby.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this [______] OF [____________], 2019.

PURCHASER (if an individual):	PURCHASER (if an entity):

By_____________________ Name:	_______________________ Legal Name of Entity By_____________________ Name: Title:

State/Country of Domicile or Formation: ______________________________________

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to __________ shares of common stock.

CURAEGIS TECHNOLOGIES, INC.
By_____________________ Name: Richard A. Kaplan Title: Chief Executive Officer

UNDERSIGNED COMPLETE THIS ADDRESS SECTION

Principal Residence Address:	Mailing Address, if different from Residence Address:
____________________________ ____________________________ ____________________________	____________________________ ____________________________ ____________________________

Electronic Mail: ________________________________

APPENDIX A

I.	Initial Shares.

Securities to Be Acquired	Initial Purchase Price

_________ shares of common stock	1. US$ ___________; and
2. Execution and Delivery of the Note.

II.	Option Shares.

Securities to Be Acquired	Purchase Price

Up to _________ shares of common stock	Up to US$ ___________, the maximum aggregate Option Purchase Price

A-1